Exhibit 10.1

                              CONSULTING AGREEMENT

THIS is dated for reference the 15th day of November, 2009.

BETWEEN:

          VERIFY SMART CORP., a body corporate with offices at Fort Legend Towers, Suite 2002 - 3rd Avenue corner 31st Street E-Square, Fort Bonifacio Global City, Taguig Metro Manila, Philippines

          (the "Company")

AND:

          EILEEN DUPERRON, with an address at #107 - 20680 56th Avenue, Langley, B.C. V3A 3Z1

          (the "Contractor")

A. The Company desires to retain the Contractor to provide services (the "SERVICES") as director as detailed in Schedule A attached hereto, in regards to the Company's management and operations, and

B. The Contractor has agreed to provide the Services to the Company on the terms and conditions of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

                                    ARTICLE 1
                     APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1 Appointment of Contractor. The Company hereby appoints the Contractor to perform the Services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.

1.2 Performance of Services. The Services hereunder have been and shall continue to be provided on the basis of the following terms and conditions:

     (a) the Contractor shall report directly to an Officer and/or President of the Company;

     (b)  the Contractor  shall  faithfully,  honestly and diligently  serve the
          Company  and   cooperate   with  the   Company  and  utilize   maximum
          professional skill and care to ensure that all services rendered hereunder, including the Services, are to the satisfaction of the
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          Company, acting reasonably, and the Contractor shall provide any other services not specifically mentioned herein, but which by reason of the Contractor's capability the Contractor knows or ought to know to be necessary to ensure that the best interests of the Company are maintained; and

     (c) the Company shall report the results of the Contractor's duties hereunder as may be requested by the Company from time to time.

1.3 Authority of Contractor. The Contractor shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.4 Independent Contractor. In performing the Services, the Contractor shall be an independent contractor and not an employee or agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out its obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Contractor to provide the Services exclusively to the Company and the Contractor hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Contractor's behalf and the Contractor or any of its agents shall not be entitled to the fringe benefits provided by the Company to its employees.

                                    ARTICLE 2
                             CONTRACTOR'S AGREEMENTS

2.1 Regulatory Compliance. The Contractor agrees to comply with all applicable securities legislation and regulatory policies in relation to providing the Services, including but not limited to United States securities laws (in particular, Regulation FD) and the policies of the United States Securities and Exchange Commission.

2.2 Prohibition Against Insider Trading. The Contractor hereby acknowledges that the Contractor is aware, and further agrees that the Contractor will advise those of its directors, officers, employees and agents who may have access to Confidential Information, that United States securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

                                    ARTICLE 3
                              COMPANY'S AGREEMENTS

3.1 Compensation Shares. The compensation for the agreeing to enter into this agreement and provide the Services shall be payable in 40,000 restricted shares of the Company's common stock (the "Compensation Shares").

3.2 Voting of Compensation Shares. The Contractor covenants and agrees that, with respect to the Compensation Shares that it receives, it shall, at all times that it is the beneficial owner of such shares, vote such shares on all matters coming before it as a stockholder of the Company in the same manner as the majority of the board of directors of the Company shall recommend.

3.3 Information. Subject to the terms of this Agreement, including without limitation Article 5 hereof, and provided that the Contractor agrees that it will not disclose any material non-public information to any person or entity,

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the Company shall make available to the Contractor such information and data and shall permit the Contractor to have access to such documents as are reasonably necessary to enable it to perform the Services under this Agreement. The Company also agrees that it will act reasonably and promptly in reviewing materials submitted to it from time to time by the Contractor and inform the Contractor of any material inaccuracies or omissions in such materials.

                                    ARTICLE 4
                        DURATION, TERMINATION AND DEFAULT

4.1 Effective Date. This Agreement shall become effective as of the date written above (the "Effective Date"), and shall continue for a period of six months (the "Term") or until earlier terminated pursuant to the terms of this Agreement.

4.2 Termination. Without prejudicing any other rights that the Company may have hereunder or at law or in equity, the Company may terminate this Agreement immediately upon delivery of written notice to the Contractor if:

     (a)  the Contractor breaches section 0 of this Agreement;

     (b) the Contractor breaches any other material term of this Agreement and such breach is not cured to the reasonable satisfaction of the Company within thirty (30) days after written notice describing the breach in reasonable detail is delivered to the Contractor;

     (c) the Company acting reasonably determines that the Contractor has acted, is acting or is likely to act in a manner detrimental to the Company or has violated or is likely to violate the confidentiality of any information as provided for in this Agreement;

     (d) the Contractor is unable or unwilling to perform the Services under this Agreement, or

     (e) the Contractor commits fraud, serious neglect or misconduct in the discharge of the Services.

4.3 Duties Upon Termination. Upon termination of this Agreement for any reason, the Contractor shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

     (a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

     (b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

4.4 Compensation of Contractor on Termination. Upon termination of this Agreement, the Contractor shall be entitled to receive as its full and sole compensation in discharge of obligations of the Company to the Contractor under this Agreement all sums due and payable under this Agreement to the date of termination and the Contractor shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Contractor under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud,

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negligence  or wilful act of the  Contractor,  to the extent  such right has not been waived by the Company.

                                    ARTICLE 5
                       CONFIDENTIALITY AND NON-COMPETITION

5.1 Maintenance of Confidential Information. The Contractor acknowledges that in the course of its appointment hereunder the Contractor will, either directly or indirectly, have access to and be entrusted with information (whether oral, written or by inspection) relating to the Company or its respective affiliates, associates or customers (the "Confidential Information"). For the purposes of this Agreement, "Confidential Information" includes, without limitation, any and all Developments (as defined herein), trade secrets, inventions, innovations, techniques, processes, formulas, drawings, designs, products, systems, creations, improvements, documentation, data, specifications, technical reports, customer lists, supplier lists, distributor lists, distribution channels and methods, retailer lists, reseller lists, employee information, financial information, sales or marketing plans, competitive analysis reports and any other thing or information whatsoever, whether copyrightable or uncopyrightable or patentable or unpatentable. The Contractor acknowledges that the Confidential Information constitutes a proprietary right, which the Company is entitled to protect. Accordingly the Contractor covenants and agrees that during the Term and thereafter until such time as all the Confidential Information becomes publicly known and made generally available through no action or inaction of the Contractor, the Contractor will keep in strict confidence the Confidential Information and shall not, without prior written consent of the Company in each instance, disclose, use or otherwise disseminate the Confidential Information, directly or indirectly, to any third party.

5.2 Exceptions. The general prohibition contained in Section 0 against the unauthorized disclosure, use or dissemination of the Confidential Information shall not apply in respect of any Confidential Information that:

     (a)  is available to the public generally in the form disclosed;

     (b)  becomes part of the public domain through no fault of the Contractor;

     (c) is already in the lawful possession of the Contractor at the time of receipt of the Confidential Information; or

     (d) is compelled by applicable law to be disclosed, provided that the Contractor gives the Company prompt written notice of such requirement prior to such disclosure and provides assistance in obtaining an order protecting the Confidential Information from public disclosure.

5.3 Developments. Any information, data, work product or any other thing or documentation whatsoever which the Contractor, either by itself or in conjunction with any third party, conceives, makes, develops, acquires or acquires knowledge of during the Contractor's appointment with the Company or which the Contractor, either by itself or in conjunction with any third party, shall conceive, make, develop, acquire or acquire knowledge of (collectively the "Developments") during the Term or at any time thereafter during which the Contractor is engaged by the Company that is related to the business of the Company shall automatically form part of the Confidential Information and shall become and remain the sole and exclusive property of the Company. Accordingly, the Contractor does hereby irrevocably, exclusively and absolutely assign, transfer and convey to the Company in perpetuity all worldwide right, title and interest in and to any and all Developments and other rights of whatsoever nature and kind in or arising from or pertaining to all such Developments created or produced by the Contractor during the course of performing this

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Agreement,  including,  without limitation, the right to effect any registration in the world to protect the foregoing rights. The Company shall have the sole, absolute and unlimited right throughout the world, therefore, to protect the Developments by patent, copyright, industrial design, trademark or otherwise and to make, have made, use, reconstruct, repair, modify, reproduce, publish, distribute and sell the Developments, in whole or in part, or combine the Developments with any other matter, or not use the Developments at all, as the Company sees fit.

5.4 Protection of Developments. The Contractor does hereby agree that, both before and after the termination of this Agreement, the Contractor shall perform such further acts and execute and deliver such further instruments, writings, documents and assurances (including, without limitation, specific assignments and other documentation which may be required anywhere in the world to register evidence of ownership of the rights assigned pursuant hereto) as the Company shall reasonably require in order to give full effect to the true intent and purpose of the assignment made under Section 0 hereof. If the Company is for any reason unable, after reasonable effort, to secure execution by the Contractor on documents needed to effect any registration or to apply for or prosecute any right or protection relating to the Developments, the Contractor hereby designates and appoints the Company and its duly authorized officers and agents as the Contractor's agent and attorney to act for and in the Contractor's behalf and stead to execute and file any such document and do all other lawfully permitted acts necessary or advisable in the opinion of the Company to effect such registration or to apply for or prosecute such right or protection, with the same legal force and effect as if executed by the Contractor.

5.5 Remedies. The parties to this Agreement recognize that any violation or threatened violation by the Contractor of any of the provisions contained in this 0 will result in immediate and irreparable damage to the Company and that the Company could not adequately be compensated for such damage by monetary award alone. Accordingly, the Contractor agrees that in the event of any such violation or threatened violation, the Company shall, in addition to any other remedies available to the Company at law or in equity, be entitled as a matter of right to apply to such relief by way of restraining order, temporary or permanent injunction and to such other relief as any court of competent jurisdiction may deem just and proper.

5.6 Reasonable Restrictions. The Contractor agrees that all restrictions in this 0 are reasonable and valid, and all defences to the strict enforcement thereof by the Company are hereby waived by the Contractor.

                                    ARTICLE 6
                              DEVOTION TO CONTRACT

6.1 Devotion to Contract. During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of its agents assigned to performance of the Services on behalf of the Contractor, to:

     (a) at all times perform the Services faithfully, diligently, to the best of its abilities and in the best interests of the Company;

     (b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Services hereunder; and

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     (c)  refrain  from acting in any manner  contrary to the best  interests of
          the  Company  or  contrary  to  the  duties  of  the   Contractor   as
          contemplated herein.

6.2 Other Activities. The Contractor shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

                                    ARTICLE 7
                    PRIVATE PLACEMENT OF COMPENSATION SHARES

7.1 Documents Required from Contractor. The Contractor shall complete, sign and return to the Company as soon as possible, on request by the Company, such additional documents, notices and undertakings as may be required by regulatory authorities and applicable law.

7.2 Acknowledgements of Contractor The Contractor acknowledges and agrees that:


     (a) the Contractor agrees and acknowledges that none of the Compensation Shares have been registered under the Securities Act of 1933 or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act of 1933, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and in each case only in accordance with applicable state securities laws.

     (b) the Contractor has not acquired the Compensation Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Compensation Shares; provided, however, that the Contractor may sell or otherwise dispose of any of the Compensation Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (c) the Contractor is acquiring the Compensation Shares pursuant to an exemption (the "Exemption") from the registration and prospectus requirements of the applicable Canadian securities laws and regulations (the "Legislation") in all Canadian jurisdictions relevant to the issuance, and, as a consequence, the Contractor will not be entitled to use most of the civil remedies available under such Legislation, including statutory rights of rescission and damages;

     (d) the Exemption is premised on the basis that the undersigned does not require the protection of the Legislation by virtue of the Contractor's current involvement in the Company as a "consultant", as defined in National Instrument 45-106 ("NI 45-106");

     (e) the Compensation Shares will be subject in the United States to a hold period from the date of issuance of the Compensation Shares unless such Compensation Shares are registered with the Securities and Exchange Commission ("SEC");

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     (f)  the decision to execute this  Agreement and purchase the  Compensation
          Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company other than those made by the Company in the information the Company has filed with the SEC;

     (g) it will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Contractor contained herein or in any document furnished by the Contractor to the Company in connection herewith being untrue in any material respect or any breach or failure by the Contractor to comply with any covenant or agreement made by the Contractor to the Company in connection therewith;

     (h) the issuance and sale of the Compensation Shares to the Contractor will not be completed if it would be unlawful;

     (i) the Compensation Shares are not listed on any stock exchange or subject to quotation and no representation has been made to the Contractor that the Compensation Shares will become listed on any other stock exchange or subject to quotation on any other quotation system except that market makers are currently making markets in the Company's common stock on the OTC Bulletin Board;

     (j) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Compensation Shares;

     (k) there is no government or other insurance covering the Compensation Shares;

     (l) there are risks associated with an investment in the Compensation Shares, including the risk that the Contractor could lose all of its investment;

     (m) the Contractor and the Contractor's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Compensation Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (n) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Contractor during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Compensation Shares hereunder have been made available for inspection by the Contractor, the Contractor's lawyer and/or advisor(s);

     (o) the Company will refuse to register any transfer of the Compensation Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

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     (p)  the statutory and regulatory  basis for the exemption  claimed for the offer of the Compensation Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

     (q) the Contractor has been advised to consult the Contractor's own legal, tax and other advisors with respect to the merits and risks of an investment in the Compensation Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i)  any applicable  laws of the  jurisdiction in which the Contractor
               is  resident  in  connection   with  the   distribution   of  the
               Compensation Shares hereunder, and

          (ii) applicable resale restrictions.

7.3 Representations, Warranties and Covenants of the Contractor. The Contractor hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the end of the expiry of the Term or early termination of this Agreement) that:

     (a)  the Contractor is not a U.S. Person and is a resident in Canada;

     (b) the Contractor is not acquiring the Compensation Shares for the account or benefit of, directly or indirectly, any U.S. Person;

     (c) the sale of the Compensation Shares to the Contractor as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Contractor;

     (d) the Contractor is acquiring the Compensation Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Compensation Shares in the United States or to U.S. Persons;

     (e) the Contractor is outside the United States when receiving and executing this Agreement and is acquiring the Compensation Shares as principal for the Contractor's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Compensation Shares;

     (f) the entering into of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Contractor;

     (g) the entering into of this Agreement and the transactions contemplated thereby will not result in the violation of any of the terms and provisions of any law applicable to the Contractor, or of any agreement, written or oral, to which the Contractor may be a party or by which the Contractor is or may be bound;

     (h)  the  Contractor  has duly executed and delivered this Agreement and it
          constitutes   a  valid  and  binding   agreement  of  the   Contractor
          enforceable against the Contractor in accordance with its terms;

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     (i)  the Contractor has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Compensation Shares and the Company;

     (j) the Contractor is not an underwriter of, or dealer in, the common shares of the Company, nor is the Contractor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Compensation Shares;

     (k) the Contractor is not aware of any advertisement of pertaining to the Company or any of the Compensation Shares; and

     (l)  no  person   has  made  to  the   Contractor   any   written  or  oral
          representations:

          (i) that any person will resell or repurchase any of the Compensation Shares;

          (ii) that any person will refund the purchase price of any of the Compensation Shares;

          (iii)as to the future price or value of any of the Compensation Shares; or

          (iv) that any of the Compensation Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Compensation Shares of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

7.4 Legending of Compensation Shares. The Contractor hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Compensation Shares will bear a legend in substantially the following form:

       THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

       NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

7.5 The Contractor hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

                                    ARTICLE 8
                                  MISCELLANEOUS

8.1 Notices. All notices required or allowed to be given under this Agreement shall be made either personally by delivery to or by facsimile transmission to the address as hereinafter set forth or to such other address as may be designated from time to time by such party in writing:

     (a)  in the case of the Company, to:

          VERIFYSMART CORP.
          Fort Legend Towers, Suite 2002 - 3rd Avenue corner 31st Street E-Square, Fort Bonifacio Global City, Taguig Metro Manila, Philippines

          Attention: Ralph Santos

     (b)  and in the case of the Contractor to:

          EILEEN DUPERRON

          #107 - 20680 56th Street, Langley, B.C. V3A 3Z1

8.2 Independent Legal Advice. The Contractor acknowledges that:

     (a) this Agreement was prepared by the W.L. Macdonald Law Corporation for the Company;

     (b) W.L. Macdonald Law Corporation received instructions from the Company and does not represent the Contractor in regards to this Agreement;

     (c) the Contractor has been requested to obtain its own independent legal advice on this Agreement prior to signing this Agreement;

     (d) the Contractor has been given adequate time to obtain independent legal advice;

     (e) by signing this Agreement, the Company confirms that he fully understands this Agreement; and

     (f) by signing this Agreement without first obtaining independent legal advice, the Contractor waives its right to obtain independent legal advice.

8.3 Change of Address. Any party may, from time to time, change its address for service hereunder by written notice to the other party in the manner aforesaid.

8.4 Entire Agreement. As of from the date hereof, any and all previous agreements, written or oral between the parties hereto or on their behalf relating to the appointment of the Contractor by the Company are null and void. The parties hereto agree that they have expressed herein their entire understanding and agreement concerning the subject matter of this Agreement and it is expressly agreed that no implied covenant, condition, term or reservation or prior representation or warranty shall be read into this Agreement relating to or concerning the subject matter hereof or any matter or operation provided for herein.

8.5 Further Assurances. Each party hereto will promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created hereby.

8.6 Waiver. No provision hereof shall be deemed waived and no breach excused, unless such waiver or consent excusing the breach is made in writing and signed by the party to be charged with such waiver or consent. A waiver by a party of any provision of this Agreement shall not be construed as a waiver of a further breach of the same provision.

8.7 Amendments in Writing. No amendment, modification or rescission of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

8.8 Assignment. Except as herein expressly provided, the respective rights and obligations of the Contractor and the Company under this Agreement shall not be assignable by either party without the written consent of the other party and shall, subject to the foregoing, enure to the benefit of and be binding upon the Contractor and the Company and their permitted successors or assigns. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.9 Severability. In the event that any provision contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, such provision shall be deemed not to affect or impair the validity or enforceability of any other provision of this Agreement, which shall continue to have full force and effect.

8.10 Headings. The headings in this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8.11 Number and Gender. Wherever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or a body politic or corporate and vice versa where the context so requires.

8.12 Time. Time shall be of the essence of this Agreement. In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, "business day" means a day which is not Saturday or Sunday or a statutory holiday in Reno, Nevada, U.S.A.

8.13 Enurement. This Agreement is intended to bind and enure to the benefit of the Company, its successors and assigns, and the Contractor and the personal legal representatives of the Contractor.

8.14 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

8.15 Currency. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

8.16 Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the effective date of this Agreement.

8.17 Proper Law. This Agreement will be governed by and construed in accordance with the law of British Columbia. The parties hereby attorn to the jurisdiction of the Courts in the Province of British Columbia.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

VERIFY SMART CORP.

Per: /s/ Ralph Santos
    -----------------------------------
    Ralph Santos, President



/s/ Eileen Duperron
    -----------------------------------
    Eileen Duperron

                                   SCHEDULE A

Pursuant to the Consulting Agreement, the Contractor will perform the following services:

INVESTOR RELATIONS (including company information dissemination to interested parties, inquiry responses, assistance with company events, assistance with AGMs, advertising, etc.). In this regard, the Consultant acknowledges and agrees that it is of principal importance to the Company that the Consultant initiates contact with and introduces the Company to relevant industry analysts, institutional and retail investors throughout North America and Europe.

GENERAL SHAREHOLDER RELATIONS (including responding to shareholder inquiries, proper disclosure, news release and update dissemination, assistance with other disclosure issues, etc.)

INVESTOR DATABASE DEVELOPMENT (creation and maintenance of an investor and shareholder database to be used for full, proper and timely disclosure).

CORPORATE CONSULTATION (including assistance with internal company matters, news release and reporting issues, possible finance issues, etc.).